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iStar

Q3 '18
Earnings Results

(NYSE: STAR)

Forward-Looking Statements and Other Matters

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward looking statement, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with our consolidated financial statements and related notes in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 and our Annual Report on Form 10-K for the year ended December 31, 2017. In assessing all forward-looking statements herein, readers are urged to read carefully all cautionary statements in our Form 10-Q and Form 10-K.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions and asset impairments, the amount and timing of asset sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from operating properties and land and other risks detailed in "Risk Factors" in our 2017 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC.

Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics.

iStar

Table of Contents

I. Highlights

Q3 '18 Highlights

Earnings

	Q3 '18		YTD	
Allocable to Common Shareholders	$ in millions	Per diluted share	$ in millions	Per diluted share
Net Income (Loss)	($19.0)	($0.28)	$50.7	$0.69
Adjusted Income	$3.7	$0.05	$179.7	$2.23

Core Investments

- Remain cautious on overall market environment and volatility, selectively pursuing new originations
- Finding opportunities by partnering with SAFE on proprietary deal flow
- Over $1B of available liquidity to take advantage of potential market disruptions
- Invested $157M in core business

Legacy Asset Monetization

- YTD legacy asset sales generated proceeds of $530M and gains of $95M
- $53M in legacy asset sales proceeds in Q3
- Continue to reposition and market additional legacy assets for sale

Capital Markets

- Subsequent to the end of the quarter, continued to extend debt maturity profile and lower cost of capital by repaying $122M of 2019 notes with excess proceeds from a 10-year mortgage refinancing completed in October 2018
- Board declared Q4 dividend of $0.09 per share, payable on November 30 to shareholders of record on November 15

Note: Please refer to the "Glossary" slides for additional details regarding definitions and calculations.

Investment Activity

New Originations (Commitments)

	Q4 '17	Q1 '18	Q2 '18	Q3 '18
Real Estate Finance	$457	$270	$267	$113
Net Lease	17	58	2	2
Total	**$474**	**$328**	**$269**	**$115**

- TTM core originations reached $1.2B, topping $534M from the prior-year TTM
- Purchased $2.2M shares of SAFE in Q3, raising its investment to 40.5% of shares outstanding

Fundings / CapEx

	Q4 '17	Q1 '18	Q2 '18	Q3 '18
Real Estate Finance	$405	$171	$198	$135
Net Lease	27	36	2	22
Operating Properties	31	12	16	20
Land & Development	40	34	36	38
Corporate & Other	-	-	-	-
Total	**$504**	**$253**	**$252**	**$214**

- Funded nearly $1B in loans over the trailing twelve months
- Strategically allocated capital to legacy assets to support accelerated monetization

Sales / Repayments

	Q4 '17	Q1 '18	Q2 '18	Q3 '18
Real Estate Finance	$194	$132	$378	$163
Net Lease	100	19	37	-
Operating Properties	15	47	113	33
Land & Development	21	240	77	20
Corporate & Other	5	1	1	-
Total	**$335**	**$439**	**$606**	**$217**

- YTD $530M of sales proceeds from legacy assets
- Continues to market additional legacy assets for sale

Note: $ in millions.

Legacy Asset Update

- The Company's legacy assets are comprised of:



$1.25B
Legacy Assets
Gross Book Value at 9/30/18
$729M
Land & Development
$489M
Operating Properties
$27M
NPLs

- STAR continues to execute on its strategy to re-position legacy assets and market them for sale
- Recently signed lot purchase agreements at Naples Reserve that covers 95% of the community
- Completed development at Asbury Lanes and transferred to Operating Properties

Legacy Asset Monetization Progress

- Goal to have legacy assets represent less than 15% of total portfolio value by EOY 2019
- Legacy assets currently represent 24% of total portfolio[(1)]
- Since the beginning of 2013, sold $2.6B of legacy assets recognizing over $700M of gains



Legacy Assets
$3,146
1,183
965
998
657
1,093
977
442
1,108
769
250
1,037
643
177
933
629
$1,246
27
729
489
2013
2014
2015
2016
2017
2018 YTD
Operating Properties
Land & Development
Legacy Loans

iStar

Note: Figures in millions, unless otherwise noted.
(1) Total portfolio of $5.2 billion includes cash.

Business Overview

Real Estate Finance

- $1.0B loan portfolio
- $113M in new loan originations
- 8.7% w.a. yield on performing loan portfolio

Net Lease

- $2.0B consolidated net lease portfolio
- 8.8% w.a. yield on consolidated net lease portfolio(1)
- Formed Net Lease Venture II in Q3

NYSE: SAFE (Net Lease Portfolio)

- $156M investment, representing 40.5% of shares outstanding
- SAFE closed $106M of new investments in Q3 increasing portfolio by 16% to $770M
- SAFE began paying a management fee to STAR in Q3

Operating Properties

- $460M of commercial (legacy), $29M of residential (legacy), $63M strategic (non-legacy)
- 8.3% w.a. legacy commercial operating property yield(2)

Land & Development

- $262M MPC, $329M Waterfront, $138M Urban/Infill
- In Naples Reserve, signed bulk agreements to sell most of remaining lots through 2019
- Invested $38M in development capex, primarily in Asbury Park

Capital Structure

- Repaid $273M of July 2019 debt in Q3, using proceeds from the Q2 term loan upsize
- Subsequent to the end of the quarter, STAR utilized excess proceeds from a mortgage refinancing in October to further pay down its July 2019 debt by another $122M
- Pro forma, July 2019 debt maturity balance reduced to $375M, down from $770 million at beginning of 2018

(1) Excludes one property under development.
(2) Excludes $10.1 million of net operating income in connection with lease terminations.

II. Portfolio Overview

$5.2B Portfolio Breakdown


Business Line
Net Lease
$1,987
38%
SAFE
$156
3%
Total
Net Lease
$2.1B
Land
$729
14%
Operating Property
$552
11%
Cash
$757
14%
Strategic Investments
$7
0%
RE Finance
$1,043
20%


Geographic Region(1)
Northeast
$1,536
34%
West
$709
16%
Southeast
$632
14%
Mid Atlantic
$567
13%
Southwest
$480
11%
Central
$441
10%
Various
$110
2%


Property Type(1)
Office / Industrial
$1,399
31%
Entertainment / Leisure
$739
17%
Hotel
$353
8%
Condo
$223
5%
Land
$820
18%
Mixed Use
$281
6%
Multifamily
$191
4%
Retail
$182
4%
Other
$115
3%
Ground Leases
$171
4%

iStar

Note: $ in millions unless otherwise specified. Figures based on Gross Book Value of the Company's total investment portfolio and includes 100% of the assets of iStar's consolidated joint ventures and the carrying value of iStar's investment in non-consolidated joint ventures and affiliates.
(1) Excludes cash.

Q3 '18 Portfolio Rollforward

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Net Book Value (6/30/18)	$1,053	$1,801	$488	$718	$7	$4,067
Investments[1]	135	31	18	34	-	218
Principal received / basis sold	(164)[2]	-	(30)	(20)	-	(215)
Transfers	-	-	12	(12)	-	-
Other	5[3]	(10)	(3)	-	1	(8)
Net Book Value (9/30/18)	$1,029	$1,821	$484	$720	$7	$4,062
Add: Accumulated depreciation and general loan loss reserves	14	303	41	8	-	366
Add: Accumulated amortization related to intangibles	-	13	14	-	-	27
Add: Proportionate share of joint venture accumulated depreciation	-	5	13	-	-	19
Add: Cash	-	-	-	-	-	757
Gross Book Value (9/30/18)	$1,043	$2,143	$552	$729	$7	$5,232

Note: $ in millions.
(1) Includes fundings, capital expenditures, exit fees, accruals and capitalized interest on loans.
(2) Includes repayment of capitalized interest on loans.
(3) Includes fundings (repayments) by third parties of loan participations that are consolidated on iStar's balance sheet

iStar

Real Estate Finance Portfolio

	Performing Loans			
	Loans ($)	W.A. Last $ LTV	W.A. Yield	W.A. Maturity (yrs)
First mortgages / Senior debt	$762	58%	8.8%	2.0
Mezzanine / Subordinated debt	255	79%	8.5%	3.3
Total Performing Loans	**$1,017**	**63%**	**8.7%**	**2.3**
NPLs	27			
Total Real Estate Finance	**$1,043**			

Real Estate Finance Portfolio Breakdown



Property Type
Hotel $269 26%
Other $49 5%
Mixed Use $196 19%
Multifamily $164 16%
Land $91 9%
Office / Industrial $56 5%
Retail $24 2%
Condo $194 18%



Rate Type(1)
Floating 80%
Fixed 20%



Geographic Region
Northeast $508 49%
Southeast $116 11%
West $158 15%
Central $89 9%
Southwest $77 7%
Various $95 9%

Note: $ in millions. Includes $18M consolidated first mortgage participations not held by iStar.
(1) Excludes non-performing loans.

Net Lease Portfolio



Net Lease Portfolio $2.1B
Net Lease Venture I $872 41%
Wholly-Owned $1,115 52%
SAFE $156 7%

iStar Ownership Breakdown

Wholly-Owned	100% Ownership	Consolidated
Net Lease Venture I	51.9% Ownership	Consolidated
SAFE	40.5% Ownership	Equity Method

- In Q3, iStar and GIC formed Net Lease Venture II
  - $526M equity commitment (over $1.5B of leveraged buying power[(1)])
  - 51.9% iStar ownership[(2)]

Note: $ in millions, unless otherwise specified.
(1) Assuming 2x leverage.
(2) Does not include the combined <1% ownership from iStar principals.

Net Lease: Consolidated

	Wholly-Owned	Net Lease Venture I	Total Consolidated
Gross Book Value	$1,115	$872	$1,987
Occupancy	98.1%	100.0%	98.7%
Square Feet (000s)	11,132	5,364	16,496
W.A. Remaining Lease Term	13.3 yrs	18.9 yrs	15.3 yrs
W.A. Yield	9.1%	8.3%	8.8%

Note: iStar owns 51.9% of Net Lease Venture I, which was consolidated at the end of the Q2 '18.



W.A. Remaining Lease Term
>10 Years 70%
<1 Year 2%
1-5 Years 9%
6-10 Years 19%



Property Type
Office / Industrial $1,215 61%
Entertainment / Leisure $700 35%
Ground Lease $15 1%
Other $57 3%



Geographic Type
Northeast $607 31%
Mid Atlantic $384 19%
West $286 14%
Southeast $272 14%
Southwest $223 11%
Central $208 11%
Various $7 0%

iStar

Note: $ in millions. Please refer to the "Glossary" slides for additional details regarding definitions and calculations.

Net Lease: SAFE (iStar owns 40.5% of shares outstanding)

- $156 million equity investment in Safety, Income & Growth Inc. (NYSE: SAFE), the first publicly-traded company focused on ground leases
- SAFE's Q3 '18 results were highlighted by:
  - Closed 5 new ground lease investments totaling $106M
  - Grew its aggregate portfolio by 16% from Q2 '18 to $770M
  - Quarterly Cash Rent grew 34% from Q3 '17 to $7.6M
  - Value Bank[1] increased 16% from the prior quarter to $1.6B
  - $408M of potential new deals currently under LOI
- STAR began receiving its management fee in Q3
  - Paid in stock quarterly and calculated as 1% of equity per annum valued at the greater of the market price and the IPO price of $20 per share



Lease Term Remaining
20-60 yrs
6%
<20 yrs
32%
>60 yrs
62%



Property Type
Multifamily
$267
35%
Office
$190
25%
Industrial
$16
2%
Medical Office
$28
3%
Hotel
$270
35%



Geographic Region
Southwest
$26
3%
Central
$83
11%
Mid Atlantic
$129
17%
Southeast
$121
16%
Northwest
$91
12%
West
$321
41%

(1) Value Bank is calculated as the estimated combined property value of the land and the building less SAFE's initial purchase cost of the ground lease. SAFE uses Value Bank to track the capital appreciation potential at lease expiration from reversionary rights associated with leasehold improvements on its land. Please refer to SAFE's 8-K filed October 25, 2018 for additional details regarding Value Bank.

Net Lease: Lease Expiration Profile



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1%
1%
1%
2%
5%
3%
3%
4%
20%
6%
<1%
2%
71%
80%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028 & thereafter
Consolidated
SAFE

Note: Does not include lessee lease extension options.

Operating Properties Portfolio

	Gross Book Value	Properties	Occupancy	W.A. Yield[2]	Square Feet
Commercial Assets (Legacy)	$460	18	81%	8.3%	2,565
Residential Assets (Legacy)	$29				
Strategic Assets (Non-Legacy)[1]	$63				
Total Operating Properties	**$552**				



$693
$44
$41
$608
$559
$50
$37
$472
$552
$63
$29
$460
Q1 '18
Q2 '18
Q3 '18
Commercial (Legacy)
Residential Assets (Legacy)
Strategic Assets (Non-Legacy)



Geographic Region
Southeast $119 22%
Central $113 20%
Northeast $87 16%
West $53 10%
Mid Atlantic $30 5%
Southwest $150 27%



Property Type
Office / Industrial $128 23%
Mixed Use $85 15%
Hotel $84 15%
Entertainment / Leisure $39 7%
Condo $30 6%
Multifamily $27 5%
Retail $159 29%

Note: $ in millions, square feet in thousands. Please refer to the "Glossary" slides for additional details regarding definitions and calculations.
(1) Assets acquired over the past two years that represent areas of interest which could grow into larger business opportunities.
(2) Excludes $10.1 million of net operating income in connection with lease terminations.

Land & Development Portfolio


Mid Atlantic
$130
18%
Northeast
$315
43%
Geographic
Region
West
$128
17%
Southwest
$26
4%
Central
$31
4%
Southeast
$99
14%

	Master Planned Communities	Waterfront	Urban / Infill	Total
Gross Book Value	$262	$329	$138	$729
CapEx/Fundings	$8	$28	$2	$38

Note: $ in millions. CapEx/Fundings figures are presented quarter to date.

III. Capital Structure

Capital Structure Overview

Credit Metrics

Cash	$757M
Debt, net of cash	$2,855M
Total Equity	$1,002M
Adj. Total Equity	$1,426M
Leverage[1]	2.0x

Shares

	Basic
Shares Outstanding	68.0M
Common Equity	$497M
Book Equity per Share	$7.30
Adjusted Common Equity	$921M
Adj. Book Equity per Share	$13.55

Liquidity

Cash	$757M
Revolving Credit Facility Capacity	$325M
Total Liquidity	$1,082M



Adjusted Total Equity $1.4B
Common Equity $497M
Depr./Amort./Gen. Res. $424M(2)
Preferred Equity $505M(3)
Adjusted Common Equity $921M
Total Debt $3.6B(4)
Senior Unsecured Debt $2.3B
Secured Debt $1.3B(5)

Note: Please refer to "Adjusted Common Equity Reconciliation" slide at the end of this presentation for more information.
(1) Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Adjusted Total Equity.
(2) Includes accumulated depreciation, amortization, general reserves and iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments.
(3) Represents liquidation preference of preferred equity.
(4) Debt is presented net of fees and discounts.
(5) Includes $480M of asset-specific non-recourse mortgage financing from the consolidated Net Lease Venture I, in which iStar owns a 51.9% interest.

iStar

Corporate Debt Maturity Profile

Debt Profile		
2019		
Jul.	$497	5.00%
2020		
Sep.	$400	4.625%
2021		
Jul.	$275	6.50%
2022		
Apr.	$375	6.00%
Sep.	400	5.25%
Sep.	288	3.125%
	$1,063	
2023		
Jun.	$650	L + 275
2035		
Oct.	$100	L + 150
Non-Recourse Mortgage Financings[(2)]		
Various	$681	3.62% - 7.26%
Total	**$3,666**	

- Subsequent to the end of the quarter, STAR will repay $122M of its July 2019 bonds, bringing the total amount outstanding to $375M



$800
$700
$600
$500
$400
$300
$200
$100
$0
$375M
$497
Redeeming $122M in Q4
$325(1)
$400
$275
$375
$288
$400
$650
$100
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Thereafter
Unsecured Debt
Secured Term Loan
Convertible Notes
Revolver

iStar

Note: $ in millions. Excludes extension options.
(1) $325M revolver undrawn as of 9/30/18.
(2) Represents individual non-recourse mortgages on net lease assets. Rates presented after giving effect to interest rate hedges.

IV. Appendix

Consolidated Statements of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2018	2017	2018	2017
Revenues				
Operating lease income	$59,109	$47,806	$149,516	$142,155
Interest income	22,915	25,442	74,824	83,145
Other income	27,808	20,662	63,951	172,037
Land development revenue	12,309	25,962	369,665	178,722
Total revenues	$122,141	$119,872	$657,956	$576,059
Cost and Expenses				
Interest expense	$47,219	$48,732	$135,572	$148,684
Real estate expense	32,287	36,280	105,511	106,554
Land development cost of sales	12,114	27,512	318,881	165,888
Depreciation and amortization	19,979	11,846	41,857	37,297
General and administrative	17,962	18,021	57,410	60,617
General and administrative – stock-based compensation	3,651	2,934	16,245	12,730
(Recovery of) provision for loan losses	200	(2,600)	18,237	(8,128)
Impairment of assets	989	595	11,177	15,292
Other expense	298	2,704	5,180	20,849
Total costs and expenses	$134,699	$146,024	$710,070	$559,783
Income (loss) before other items	($12,558)	($26,152)	($52,114)	$16,276
Income from discontinued operations	-	-	-	4,939
Gain from discontinued operations	-	-	-	123,418
Income tax expense from discontinued operations	-	-	-	(4,545)
Income from sales of real estate	5,409	19,313	79,353	28,267
Earnings (losses) from equity method investments	(635)	2,461	(4,581)	13,677
Gain on consolidation of equity method investment	-	-	67,877	-
Income tax (expense) benefit	(137)	1,278	(386)	(972)
Loss on early extinguishment of debt	(911)	(616)	(3,447)	(4,142)
Net income (loss)	($8,832)	($3,716)	$86,702	$176,918
Net (income) loss attributable to noncontrolling interests	(2,028)	160	(11,632)	(4,450)
Net income (loss) attributable to iStar	($10,860)	($3,556)	$75,070	$172,468
Preferred dividends	(8,124)	(30,974)	(24,372)	(56,634)
Net income (loss) allocable to common shareholders	($18,984)	($34,530)	$50,698	$115,834

iStar

Note: Unaudited. $ in thousands.

Earnings Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,	
Earnings Information for Common Shares	**2018**	**2017**	**2018**	**2017**
Income (loss) from continuing operations attributable to iStar[1]				
Basic	($0.28)	($0.48)	$0.75	($0.11)
Diluted	($0.28)	($0.48)	$0.69	($0.11)
Net income (loss)				
Basic	($0.28)	($0.48)	$0.75	$1.61
Diluted	($0.28)	($0.48)	$0.69	$1.61
Adjusted income (loss)				
Basic	$0.05	($0.05)	$2.64	$2.54
Diluted	$0.05	($0.05)	$2.23	$2.16
Weighted average shares outstanding				
Basic	67,975	71,713	67,940	71,972
Diluted (for net income per share)	67,975	71,713	83,729	71,972
Diluted (for adjusted income per share)	68,119	71,713	83,729	88,020
Common shares outstanding at the end of period	67,988	68,200	67,988	68,200

iStar

Note: Unaudited. In thousands, except per share data.
(1) After the effect of preferred dividends, non-controlling interests and income from sales of real estate.

Adjusted Income Reconciliation

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2018	2017	2018	2017
Net income (loss) allocable to Common Shareholders	($18,984)	($34,530)	$50,698	$115,834
Add: Depreciation and amortization[1]	19,873	14,765	55,456	45,438
Add: (Recovery of) provision for loan losses	200	(2,600)	18,237	(8,128)
Add: Impairment of assets[2]	989	595	21,769	15,292
Add: Stock-based compensation expense	3,651	2,934	16,245	12,730
Add: Loss on early extinguishment of debt	911	616	3,447	1,392
Add: Non-cash interest expense on senior convertible notes	1,191	110	3,527	110
Add: Non-cash preferred stock redemption premium	-	16,314	-	16,314
Add: Impact from adoption of new accounting standards[3]	-	-	75,869	-
Less: Losses on charge-offs and dispositions[4]	(4,093)	(1,779)	(65,553)	(15,906)
Adjusted income (loss) allocable to common shareholders	$3,738	($3,575)	$179,695	$183,076

Note: $ in thousands.

In addition to net income (loss) prepared in conformity with GAAP, the Company uses adjusted income, a non-GAAP financial measure, to measure its operating performance. Adjusted income is used internally as a supplemental performance measure adjusting for certain non-cash GAAP measures to give management a view of income more directly derived from current period activity. Adjusted income is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, provision for (recovery of) loan losses, impairment of assets, stock-based compensation expense, the non-cash portion of gain (loss) on early extinguishment of debt, imputed non-cash interest expense recognized for the conversion feature of its senior convertible notes, and the impact to retained earnings (income that would have been recognized in prior periods had the accounting standards been effective during those periods) resulting from the adoption of ASU 2017-05 and is adjusted for the effect of gains or losses on charge-offs and dispositions on carrying value gross of loan loss reserves and impairments ("Adjusted Income"). In the third quarter 2017, the Company modified its presentation of Adjusted Income to exclude the effect of the amount of the liquidation preference that was recorded as a premium above book value on the redemption of preferred stock. Adjusted Income should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Income should not be considered as an alternative to net income (loss) (determined in accordance with GAAP), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Income indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Income is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance while including the effect of gains or losses on investments when realized. It should be noted that our manner of calculating Adjusted Income may differ from the calculations of similarly-titled measures by other companies.

(1) Depreciation and amortization also includes our proportionate share of depreciation and amortization expense for equity method investments (including from the adoption of ASU 2017-05) and excludes the portion of depreciation and amortization expense allocable to non-controlling interests.
(2) Impairment of assets also includes impairments on equity method investments recorded in earnings from equity method investments.
(3) Represents an increase to retained earnings on January 1, 2018 upon the adoption of ASU 2017-05.
(4) Represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were on assets that were previously impaired for GAAP and reflected in net income but not Adjusted Income.

iStar

Consolidated Balance Sheets

	As of September 30, 2018	As of December 31, 2017
Assets		
Real Estate		
Real Estate, at cost	$2,237,293	$1,629,436
Less: Accumulated depreciation	(343,504)	(347,405)
Real estate, net	1,893,789	1,282,031
Real estate available and held for sale	61,549	68,588
Total real estate	1,955,338	1,350,619
Land and development, net	650,531	860,311
Loans receivable and other lending investments, net	1,029,052	1,300,655
Other investments	302,318	321,241
Cash and cash equivalents	757,384	657,688
Accrued interest and other lending investments, net	9,954	11,957
Deferred operating lease income receivable, net	91,572	86,877
Deferred expenses and other assets, net	283,840	141,730
Total assets	$5,079,989	$4,731,078
Liabilities and Equity		
Accounts payable, accrued expenses and other liabilities	$244,833	$238,004
Loan participations, net	18,331	102,425
Debt obligations, net	3,612,809	3,476,400
Total Liabilities	$3,875,973	$3,816,829
Redeemable noncontrolling interests	11,814	-
Total iStar shareholders' equity	1,001,616	879,703
Noncontrolling interests	190,586	34,546
Total equity	$1,192,202	$914,249
Total liabilities and equity	$5,079,989	$4,731,078

Note: Unaudited. $ in thousands.

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Adjusted Common Equity Reconciliation

	As of September 30, 2018	As of September 30, 2017
Total shareholders' equity	$1,002	$888
Less: Liquidation preference of preferred stock	(505)	(505)
Common shareholders equity	$497	$383
Add: Accumulated depreciation and amortization	392	415
Add: Proportionate share of accumulated depreciation and amortization within equity method investments	19	28
Add: General reserves	14	15
Adjusted common equity	$921	$841
Common shares outstanding – basic	68.0	68.2
Common equity per share	$7.30	$5.62
Adjusted common equity per share	$13.55	$12.34

Note: Unaudited. $ in millions, except for per share data.

We use adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and provisions for general reserves calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets.

Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

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Q3 '18 Gross Book Value Reconciliation

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate, net	-	$1,544	$350	-	-	$1,894
Real estate available and held for sale	-	7	54	-	-	62
Land and development, net	-	-	-	$651	-	651
Loans receivable and other lending investments, net	$1,029	-	-	-	-	1,029
Real estate-related intangibles, net	-	120	6	-	-	125
Other investments	-	150	75	70	$7	302
Net Book Value	**$1,029**	**$1,821**	**$484**	**$720**	**$7**	**$4,063**
Add: Accumulated depreciation and general loan loss reserves	14	303	41	8	-	366
Add: Accumulated amortization related to intangibles	-	13	14	-	-	27
Add: Proportionate share of joint venture accumulated depreciation	-	5	13	-	-	19
Gross Book Value	**$1,043**	**$2,143**	**$552**	**$729**	**$7**	**$4,476**
Add: Cash	-	-	-	-	-	$757
Portfolio Gross Book Value	**$1,043**	**$2,143**	**$552**	**$729**	**$7**	**$5,232**

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Note: $ in millions.

Glossary

Cash Yield	Calculated as the current quarter net operating income annualized divided by average Gross Book Value.
Funding/Capex (Net Lease, Operating Properties, Land & Development)	Acquisition price, capitalized acquisition costs, capital expenditures, contributions to equity method investments, capitalized payroll and capitalized interest.
Funding/Capex (Real Estate Finance)	Cash funded on loans, plus deferred interest capitalized to the loan balance, exclusive of original issued discount, origination and arrangement fees held back at origination.
Gross Book Value (Net Lease, Operating Properties, Land & Development)	Basis assigned to physical real estate property (land & building), net of any impairments taken after acquisition date and net of basis reductions associated with unit/parcel sales, plus our basis in equity method investments, plus lease related intangibles, capitalized leasing costs and excluding accumulated depreciation and amortization, and for equity method investments, excluding the effect of our share of accumulated depreciation and amortization.
Gross Book Value (Real Estate Finance)	Principal funded including any deferred capitalized interest receivable, plus protective advances, exit fee receivables and any unamortized origination / modification costs, less purchase discounts and specific reserves. This amount is not reduced for general reserves.

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

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Glossary Cont'd

Net Book Value	Gross Book Value net of accumulated depreciation and amortization.
Net Book Value (Real Estate Finance)	Gross Book Value for Real Estate Finance less general reserve for loan loss.
Proceeds (Net Lease, Operating Properties, Land & Development)	Includes sales price for assets sold, less selling costs, less seller financing plus return of capital from equity method investments.
Proceeds (Real Estate Finance)	Collection of principal, deferred and capitalized interest, exit fees, origination fees previously netted against principal at inception, or original issue discount. Includes proceeds from sales of securities.
Yield (Net Lease)	Calculated as net operating income for the quarter annualized divided by the average Gross Book Value during the period.
Yield (Operating Properties)	Calculated as the net operating income for the quarter annualized, plus our share of depreciation and interest expense attributable to our investment in equity method investments, divided by the sum of the (i) average Gross Book Value during the period plus (ii) our share of accumulated depreciation and amortization, and interest expense attributable to our investment in equity method investments.
Yield (Real Estate Finance)	Interest income, for the quarter, annualized, divided by the average daily Gross Book Value of Real Estate Finance.

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